CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Greenbriar Sustainable Living Inc. on Form 20-F for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Greenbriar Sustainable Living Inc.

Date: May 8, 2025

/s/ Jeff Ciachurski
Name: Jeffrey Ciachurski
Title: Chief Executive Officer
(Principal Executive Officer)

Date: May 8, 2025

/s/ Anthony Balic
Name: Anthony Balic
Title: Chief Financial Officer
(Principal Financial Officer)